NOVADEL PHARMA INC.

NOVEL DELIVERY OF PHARMACEUTICALS

AMEX: NVD

www.novadel.com

March 24, 2005

SAFE HARBOUR STATEMENT

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's most recent Form 10-KSB, dated October, 2003, filed with the Securities and Exchange Commission; a copy of that Form 10-KSB is available from the Company upon request. In assessing forward-looking statements contained herein, if any, reader is urged to carefully read all cautionary statements contained in that filing with the Securities and Exchange Commission.

OVERVIEW OF NOVADEL PHARMA

NovaDel Pharma is a drug delivery company with a proprietary, core enabling technology that has application to:

prescription

over-the-counter

veterinary

Lingual spray delivery platform offers a benefit to patients via faster onset of action.

NOVADEL FINANCIALS

- Exchange: AMEX: NVD
- Market Cap: ~ $51MM
- Shares Outstanding: 33,834,294
- Public Float: ~ 18MM
- Cash position: $7.1 MM
- Revenues from R&D reimbursement, milestone payments and double digit royalties from 4 partnerships

As of January 31, 2005

NOVADEL PHARMA INC.

Lingual Spray Technology

- Low Risk
- Faster Time to Market
- Low Development Cost
- “Option” on Expiring Drug Patents
- Large $ Markets
- Enhancing Product Performance

Management

- **Gary A. Shangold, MD – President and CEO**
- **Henry Kwan, PhD – Head of Pharmaceutical Sciences**
- **Michael Spicer – Chief Financial Officer**
- **Barry Cohen – Vice President, Business & New Product Development**
- **Jean Frydman, JD – General Counsel**

Six Lingual Spray Products

- 1 NDA submitted
  - acute angina
- 5 human pilot studies
  - migraine
  - insomnia
  - anxiety
  - chemotherapy induced nausea
  - mild sedation

Low Risk

R&D pipeline consists of approved drugs with established efficacy and safety profiles.

NOVADEL PHARMA

Faster Time to Market

Proof of Concept — **~9 months**

- Formulation development
- Formulation screening
- Pilot (Dose-Finding) PK study
- File IND

Clinical — **~15-33 months**

- Dose-ranging study
- Definitive PK study
- Safety study (site of application)
- Submit NDA 505(b)(2)

Total development time — ***~2 – 3 ½ yrs***

Lower Cost of Development

	New Chemical Entity	NovaDel Lingual Spray
Cost	*$500 Million-* *$1 Billion*	*$3-5 Million*

Drug Industry On The Defensive…

Patent Expirations Threaten Core Franchises



2002E U.S. SALES OF DRUGS LOSING PATENT PROTECTION ($B)
2002-2007
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$10.6
$9.7
$10.2
$4.8
$20.1
$9.6
2002
2003
2004
2005
2006
2007

Source: IMS data estimates

NOVADEL PRODUCTS IN DEVELOPMENT

Pipeline Focused on Large Markets

Brand Name	Indication	Sales(MM)	Status
Nitroglycerin	Acute Angina	$60	NDA Submitted, Partnered with Par Pharmaceutical
Diprivan®	Anesthetic	$507	Partnered with Manhattan Pharmaceuticals, Pilot PK Study Completed
Imitrex®	Migraine	$1,200	Pilot PK study completed
Xanax®	Anxiolytic	$922	Pilot PK study completed
Zofran®	Anti-nauseant	$1,300	Pilot PK study initiated Partnered with Hana
Ambien®	Sedative	$1,500	Pilot PK study completed

Enhancing Brand Performance

- Faster onset of action
- Possibility of lower dose
- Reliable dosing
- Convenience

Delivery Devices





For illustration only

Zolpidem Lingual Spray Benefits

- Shorter sleep latency
    - --At bedtime
    - --Awakening during the night
- No food effects
- Ideal for executive travel

ZOLPIDEM PILOT PK STUDY

Study Design

- Multiple treatment, ascending dose, crossover pharmacokinetic trial
- 10 mg Ambien® mg tablet, lingual spray doses of 2.5 mg, 5 mg and 10 mg Zolpidem
- Sample size: 10 healthy, fasting male volunteers evaluable for pharmacokinetic data analysis
- PK Endpoints: C_{max}, T_{max}, AUC, relative bioavailability, other PK parameters
- Pharmacodynamic Endpoints: Drowsiness/Sedation assessments at 15, 30 and 60 minutes post-dosing

ZOLPIDEM PILOT PK STUDY

Zolpidem Plasma Concentrations



Concentration (ng/mL)
0
10
20
30
40
50
60
70
80
90
3
6
9
12
15
20
Time
2.5 mg LS
5 mg LS
10 mg LS
10 mg TAB

Differences between 10 mg LS and Ambien are highly statistically significant at 12 ($p=0.001$), 15 ($p<0.001$) and 20 ($p=0.009$) minutes

ZOLPIDEM PILOT PK STUDY



Zolpidem Plasma Concentrations
Concnetration (ng/mL)
125
100
75
50
25
0
15
60
120
240
360
480
600
720
Time
2.5 mg LS
5 mg LS
10 mg LS
10 mg TAB

NOVADEL PHARMA INC.

ZOLPIDEM PILOT PK STUDY

Mean Drowsiness/Sedation Scores


Drowsiness/Sedation Score
0
1
2
3
4
15
30
60
Time
2.5 mg LS
5 mg LS
10 mg LS
10 mg TAB

Difference between 10 mg LS and Ambien at 15 minutes is statistically significant $(p<0.025)$

Ondansetron Lingual Spray Benefits

- Faster relief from nausea for chemotherapy patients
- More convenient form for patients experiencing breakthrough emesis

ONDANSETRON PILOT PK STUDY

Study Design

- Multiple treatment, three-way, crossover pharmacokinetic trial
- 8 mg Zofran® tablet, lingual spray dose of 8 mg ondansetron taken over-the-tongue and sublingually (S/L)
- Sample size: 9 healthy, fasting male volunteers evaluable for pharmacokinetic data analysis
- PK Endpoints: C_{max}, T_{max}, AUC, relative bioavailability, other PK parameters

Zofran® is a registered trademark of GlaxoSmithKline

ONDANSETRON PILOT PK STUDY


Ondansetron Plasma Concentrations
8 mg Spray
8 mg Spray SL
8 mg TAB
Concntration (ng/mL)
15
10
5
0
0
3
6
9
12
15
20
30
Time

NOVADEL PHARMA INC.

ONDANSETRON PILOT PK STUDY



Ondansetron Plasma Concentrations
Concntration (ng/mL)
40
30
20
10
0
15
60
120
240
360
480
600
720
Time
8 mg Spray
8 mg Spray SL
8 mg TAB

NOVADEL PHARMA INC.

Patent Summary

- 5 U.S. patents issued to date
- 5 European patents issued to date
- 27 patents pending (US, Canada, Europe, Japan)

NOVADEL INTELLECTUAL PROPERTY

Patents cover broad *and* specific claims

- ***Technology***
  - polar & non-polar compounds and solvents
  - pump & aerosol spray systems

- ***Multiple therapeutic categories***

- ***Specific compound***

Veterinary Market Opportunity

- License agreement with Velcera Pharmaceuticals
- Expand lingual spray into $14 billion global market
- NovaDel receives equity, upfront technology fee, milestone payments and royalties on sales.

NOVADEL: MAJOR ACCOMPLISHMENTS

- Raised $14 million in December, 2003
- AMEX Listing
- Filed Nitroglycerin Lingual Spray NDA
- Signed license with Par Pharmaceutical
- Signed license with Velcera Pharma
- FDA acceptance of Nitroglycerin NDA for filing
- Signed license with Hana Biosciences
- Conducted 4 proof of concept studies in 2004

NOVADEL REVALUATION EVENTS

First Half 2005

- Proof of concept results on zolpidem (Ambien®)
- Initiated proof of concept study for ondansetron (Zofran®)
- Proof of concept results on alprazolam (Xanax®) and ondansetron (Zofran®)
- Response from FDA on Nitroglycerin NDA (PDUFA: June 4)

Second Half 2005

- File INDs on sumatriptan & zolpidem lingual sprays
- Secure additional collaborations/partnerships
- Launch Nitroglycerin Lingual Spray with Par

NOVADEL PHARMA INC.

Summary

- Drug delivery company, proprietary technology and strong patent protection
- 6 Tier I drugs representing $5 billion in current revenue
- Short, inexpensive, low risk development
- NDA for first proprietary product filed in 2004
- 4 license agreements signed
- New experienced management team with proven track record in pharmaceutical industry and drug development

NovaDel Pharma Inc.

NOVEL DELIVERY OF PHARMACEUTICALS

AMEX: NVD
www.novadel.com